                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement.
[X] Definitive Proxy Statement.
[ ] Definitive Additional Materials.
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                         UNISTAR FINANCIAL SERVICE CORP.
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)

                         -------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

         (1) Title of each class of securities to which transaction applies:

             --------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:

             --------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             --------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

             --------------------------------------------------------
         (5) Total fee paid:

             --------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.

             --------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

             --------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

             --------------------------------------------------------
         (3) Filing Party:

             --------------------------------------------------------
         (4) Date Filed:

             --------------------------------------------------------

                  [UNISTAR FINANCIAL SERVICE CORP. LETTERHEAD]


April 26, 1999


Dear Fellow Shareholder:

         You are cordially invited to attend Unistar Financial Service Corp.'s Annual Meeting of Shareholders to be held at 9:00 a.m. on Friday, June 18, 1999, at Unistar's corporate headquarters at 4635 McEwen Road, Dallas, Texas.

         At the meeting, you will have the opportunity to learn more about Unistar's notable performance in 1998 and our strategy for continuing profitable growth. We encourage all shareholders to review and continuously monitor our website at www.unistarfinancial.com. The attached Notice of Annual Meeting and proxy statement describe all known items to be acted upon by shareholders.

         It is important that your shares are represented at the Annual Meeting whether or not you plan to attend. To ensure that you will be represented, we ask you to sign, date and return the enclosed proxy card or proxy voting instruction form as soon as possible. If you then attend the meeting, you may, in your discretion, withdraw your proxy and vote in person.

         In closing, I hope that you will be able to attend Unistar's Annual Meeting, and I look forward to the chance to report to you on our progress and plans.


Sincerely,

/s/ MARC A. SPARKS

MARC A. SPARKS
Chairman of the Board

                  [UNISTAR FINANCIAL SERVICE CORP. LETTERHEAD]


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Our Shareholders:

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of the Shareholders of Unistar Financial Service Corp., a Delaware corporation (the "Company"), will be held at the offices of the Company at 4635 McEwen Road, Dallas, Texas at 9:00 a.m., Dallas time, on Friday, June 18, 1999, for the following purposes:

         1. To elect nine directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         2. To ratify the appointment of Karlins Arnold & Corbitt, P.C. as the Company's independent auditors for 1999; and

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Pursuant to a provision in the Company's bylaws, any matter to be presented at the meeting for consideration and with a view to obtaining a vote thereon must be introduced by a motion, and any such motion must be seconded before consideration of it may begin or before a vote on it may be obtained.

         Shareholders of record at the close of business on April 20, 1999, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         A list of shareholders entitled to vote at the meeting and the number of shares registered in the name of each will be available for examination by any shareholder at the office of the Corporate Secretary of the Company, 4635 McEwen Road, Dallas, Texas, during ordinary business hours beginning April 30, 1999, and running throughout the course of the meeting.

         YOUR VOTE IS IMPORTANT. The Board encourages you to be represented in person or by proxy at the Annual Meeting, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the enclosed envelope. If you attend the Annual Meeting, you may revoke your proxy and vote in person.

         All shareholders of the Company are cordially invited to attend the Annual Meeting.

                                  By order of the Board of Directors

                                  /s/ JAMES G. LEACH

                                  James G. Leach
                                  Corporate Secretary
                                  General Counsel

Dallas, Texas
April 26, 1999

                            PROXY STATEMENT AND PROXY

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Unistar Financial Service Corp., a Delaware corporation (the "Company"), to be voted at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, June 18, 1999, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders (the "Notice"), and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon. If no direction is indicated on the proxy, the shares represented thereby will be voted for the election of each of the nominees for director, in favor of the other proposals set forth in the Notice and in the discretion of the proxy holder on any other matter that may properly come before the meeting.

         Submitting a proxy will not affect a shareholder's right to vote in person at the Annual Meeting. Any shareholder who gives a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to the Company, by substituting a new proxy executed on a later date, or by making a written request in person at the Annual Meeting that the proxy be returned. However, mere attendance at the Annual Meeting will not of itself revoke the proxy.

         All expenses of preparing, assembling and mailing this Proxy Statement and the enclosed materials and all costs of soliciting proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by officers and regular employees of the Company by telephone or in person. Such officers and employees who solicit proxies will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares they hold, and the Company may reimburse them for reasonable out-of-pocket expenses they incur in forwarding these materials.

         The principal executive offices of the Company are located at 4635 McEwen Road, Dallas, Texas 75244. The Company's mailing address is the same as that of its principal executive offices, and its website is www.unistarfinancial.com.

         This Proxy Statement and the accompanying form of proxy are first being mailed or given to shareholders on or about April 26, 1999. A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1998 has been filed with the Securities and Exchange Commission, but such document constitutes no part of the materials used for the solicitation of proxies.

         Except as otherwise expressly indicated, all information in this proxy statement is provided as of April 20, 1999.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the shareholders of the Company will consider and vote on the following matters:

         1. Election of nine directors to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         2. Ratification of the appointment of Karlins Arnold & Corbitt, P.C. as the Company's independent auditors for 1999; and

         3. Transaction of such other business as may properly come before the meeting or any adjournment thereof.

                                QUORUM AND VOTING

         The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 20, 1999 (the "Record Date"). On the Record Date, there were 24,370,422 shares of Common Stock of the Company, par value $0.01 per share (the "Common Stock"), issued and outstanding, each of which is entitled to one vote on all matters to be acted upon at the Annual Meeting. There are no cumulative voting rights. The presence, in person or by proxy, of holders of one-third of the outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Assuming the presence of a quorum, directors will be elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of the shares of Common Stock actually voted will be required for the approval of all other matters to come before the Annual Meeting.

         Abstentions and broker non-votes will be counted solely for purposes of determining whether a quorum is present at the Annual Meeting. Under applicable Delaware law, broker non-votes will not be counted in determining the number of shares voted on any matter and will have no effect on the election of directors or the approval of any proposal submitted to a vote of the shareholders at the Annual Meeting.

            PRINCIPAL SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

         The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date, by
(i) each current director, nominee for director and executive officer of the Company; (ii) all executive officers and current directors of the Company as a group; and (iii) each other person known to the Company to own beneficially more than five percent of the presently outstanding Common Stock. Unless otherwise indicated, the persons identified in the table have sole voting and dispositive power with respect to the shares shown as beneficially owned by them. The mailing address for all directors and executive officers is the same as that of the Company.

                                                         NUMBER OF SHARES          PERCENTAGE OF CLASS
                     SHAREHOLDER                         BENEFICIALLY OWNED        BENEFICIALLY OWNED
           Directors and Executive Officers:
         Marc A. Sparks(1) ..........................         2,365,000                   9.7%
         F. Jeffrey Nelson(1) .......................         1,198,000                   4.9
         James G. Leach .............................           200,000                   0.8
         Kerry A. Sebree ............................            15,000                   0.1
         Morris Belzberg(2) .........................           822,222                   3.4
         Brent Brown ................................             5,000                   0.0
         Alex J. Campos .............................             1,000                   0.0
         Leonard Feldman(1) .........................         2,055,555                   8.4
         Patrick Rastiello ..........................            10,000                   0.0
         Victor L. Horne(1) .........................           310,000                   1.3
         All directors and executive officers
           as a group (ten persons) .................         6,981,777                  28.6%

         (1) Includes shares held of record by or jointly with family members.

         (2) Includes 222,222 shares held by a family partnership in which Mr. Belzberg and his wife ultimately share a 25% interest, and 600,000 shares held by another partnership, ownership of which is shared by Mr. Belzberg and his wife.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors for the ensuing year will consist of nine directors who are to be elected for a term expiring at the 2000 Annual Meeting of the Company's shareholders or when their successors are elected and qualify. Directors will be elected by a plurality of the votes cast at the Annual Meeting. Cumulative voting is not permitted in the election of directors.

         The Company's Board of Directors has proposed the election of the following slate of nominees for election as directors at the Annual Meeting. None of the nominees was selected on the basis of any special arrangement or understanding with any other person. None of the nominees bears any family relationship to any other nominee or to any executive officer of the Company. In the absence of instructions to the contrary, shares represented by proxy will be voted for the election of each nominee named below. Each nominee has accepted nomination and agreed to serve if elected. If any nominee becomes unable to serve before election, shares represented by proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

         Unless otherwise noted below, all of the officers and directors have held their positions with the Company since August 17, 1998, the date of a Special Meeting of the Company's Shareholders.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE LISTED BELOW.

           NAME                      AGE          CURRENT POSITION(S) WITH THE COMPANY
Marc A. Sparks(1)(2)................ 41   Chairman, Chief Executive Officer and Director
F. Jeffrey Nelson(1)................ 42   President, Chief Financial Officer, Treasurer and Director
James G. Leach(1)................... 51   Vice Chairman, General Counsel, Secretary and Director
Kerry A. Sebree(1).................. 35   Executive Vice President, Chief Operating Officer and Director
Morris Belzberg(1).................. 69   Director
Brent Brown(2)(3)................... 49   Director
Alex J. Campos...................... 36   Director
Leonard Feldman(3).................. 73   Director
Patrick Rastiello(2)(3)............. 44   Director

--------------------

(1) Member of Executive Committee.
(2) Member of Compensation Committee.
(3) Member of Audit Committee.

         MARC A. SPARKS has founded, owned and operated several insurance related corporations. Mr. Sparks has had extensive experience in the insurance, surety bonding, premium finance, and investment banking fields. For the last several years, Mr. Sparks has owned and managed property and casualty insurance companies, multi-location insurance agencies, a nationally recognized surety bonding agency, and managing general agencies for surety and insurance. Mr. Sparks is the founder of International Fidelity Holding Corp., U.S. Fidelity Holding Corp., International Surety & Casualty Company, Great Southern General Agency, First Choice Underwriters, Peak Underwriters, Advanced Underwriters, Eagle Underwriters, Eagle Premium Finance Company, and Eagle Claims Corp. He is licensed by the Texas Department of Insurance as a Managing General Agent (MGA), Local Recording Agent (LRA Broker), Surplus Lines Agent, and he holds a Texas Premium Finance license. Mr. Sparks is certified (Form A approved) by the Texas Department of Insurance to own and operate Texas property and casualty insurance companies.

         F. JEFFREY NELSON has been in the insurance business since 1978. He has been involved in all aspects of life insurance and property and casualty insurance companies. He is responsible for overseeing day-to-day activities of each company and subsidiary for which he is an officer. Mr. Nelson's emphasis is on the financial performance and management of profit and loss and balance sheet activities. A substantial amount of his time is spent in reinsurance negotiations and management to achieve the greatest financial protection for the company and its policyholders. Mr. Nelson also directs and participates in corporate management activities such as legal regulatory matters, general litigation activities, claim settlements and management of corporate finance. He is the liaison to industry associations and oversees cash flow management.

         JAMES G. LEACH joined the Company as Vice Chairman, General Counsel and Director in August, 1998. He was previously Senior Vice President and General Counsel for certain American Safety Insurance Group companies since 1993. He was a reinsurance intermediary for American Safety from 1990 to 1993. Mr. Leach has held numerous executive insurance and securities positions since 1975. He holds degrees in Physics and Economics, an M.B.A. in Finance and Accounting, an M.I. in Insurance, and a J.D. He also holds a CPCU and CLU designation, and is a licensed Insurance Agent and Broker in several states. Mr. Leach is a General Securities Principal with series 7, 63 and 24 licenses.

         KERRY SEBREE has an extensive background in insurance operations, sales and marketing, as well as an understanding of all facets of managing a business enterprise. He has substantial experience in the auto insurance industry as an owner of a multi-location retail auto insurance agency and through his extensive involvement in premium finance business development. Mr. Sebree's primary responsibility with the Company is to manage and balance underwriting, processing and claims as well as to identify and evaluate quality acquisition candidates and formulate and negotiate company acquisitions.

         MORRIS BELZBERG has been Chairman Emeritus of Budget Rent a Car Corporation since 1991. During his 35-year tenure at Budget, Mr. Belzberg held the titles of Chief Executive Officer, Chairman of the Board, and Chairman of the Executive Committee. Although semi-retired, Mr. Belzberg continues to assist Budget with its market strength and budgetary goals.

         BRENT BROWN is a Director of the legal firm of Abernathy, Roeder, Robertson, Boyd & Joplin since 1998 and from 1988 to 1998 he was a partner with the law firm of Bracewell & Patterson. Mr. Brown is admitted to the Bar in the states of Texas and Missouri, and specializes in the areas of corporate and insurance law and litigation.

         ALEX J. CAMPOS has over fourteen years of experience in managing and operating companies in the management information systems business. He is President of the Perry Group of Companies (among other divisions), a nationally recognized insurance premium finance company. Mr. Campos has extensive computer experience, and holds numerous certifications from the world's leading computer manufacturers. Mr. Campos holds an A.A. degree in computer science, and is the founder and President of the Miami Dade Chapter of Data Processing Management.

         LEONARD FELDMAN joined the Company's Board as a Director in January, 1999. He has been a member of the Chicago Mercantile Exchange, the International Monetary Fund, the London Financial Exchange, the Chicago Board of Trade, and the Chicago Board of Options Exchange for 30 years. Mr. Feldman served as financial advisor to Rene Champion, Senior Vice President of Swiss Bank Corporation Zurich, with interests in the financial markets.

         PATRICK RASTIELLO is currently Vice President at Aon Re Worldwide and is responsible for production and marketing of all lines of insurance and reinsurance business. His experience in the reinsurance and insurance fields is extensive, as Vice President of American International Underwriters - London (for American International Group) from 1978 to 1985, as Senior Vice President in charge of all worldwide broker treaty underwriting operations for US International Reinsurance Company from 1985 - 1989, as Vice President of Treaty Underwriting with Folksamerica Reinsurance Company from 1989 - 1994, and as a Vice President of Minet Re Intermediaries, which was acquired by Aon Corporation in 1997.

         The Board of Directors held two meetings during 1998, each subsequent to the August 17, 1998 Special Meeting of Shareholders, and all directors were in attendance at each meeting.

Committees of the Board of Directors

         Standing committees of the Board of Directors of the Company include the Executive Committee, the Audit Committee and the Compensation Committee.

         The Executive Committee is presently composed of Messrs. Sparks (chairman), Nelson, Leach, Sebree and Belzberg. Between meetings of the Board of Directors, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of the Company, except to the extent limited by statute and the Bylaws of the Company. The Executive Committee also manages the investments held by the Company. The Executive Committee meets periodically between meetings of the Board of Directors and did not meet during 1998.

         The Audit Committee is presently composed of Messrs. Brown (chairman), Feldman and Rastiello. The Audit Committee consults with management regarding reports and recommendations submitted by the Company's independent auditors, reviews the independent auditors' billings, and makes recommendations to the full Board with respect to the engagement or dismissal of independent auditors. The Audit Committee did not meet during 1998.

         The Compensation Committee is presently composed of Messrs. Sparks (chairman), Brown and Rastiello. At the direction of the full Board, this committee reviews and makes recommendations with respect to compensation of the executive officers of the Company. The Compensation Committee did not meet during 1998.

         The Company does not pay directors' fees to its Board members, but does provide transportation, lodging and reimbursement of all reasonable expenses for attending Board and committee meetings.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Because the Company does not have a class of securities registered under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company's executive officers, directors and beneficial owners of more than 10% of the Company's Common Stock are not required to file reports of ownership and changes of ownership of the Common Stock with the Securities and Exchange Commission under Section 16(a) of the Exchange Act.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The discussion that follows has been prepared based on the actual compensation paid and benefits provided by the Company to the five most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") for services performed during 1998. This historical data is not necessarily indicative of the compensation and benefits that may be provided to such persons in the future. No other executive officer's compensation totaled more than $100,000 for fiscal 1998.

                           SUMMARY COMPENSATION TABLE

         The following table summarizes the compensation awarded to, earned by or paid to the Named Executive Officers for services rendered in all capacities to the Company and its subsidiaries.


         Name and Principal Position                                            1998 Salary(1)
         ---------------------------                                            --------------
         Marc A. Sparks
            (Chairman and Chief Executive Officer)                                  $510,000

         F. Jeffrey Nelson
            (President, Chief Financial Officer                                      465,000
            and Treasurer)

         James G. Leach
            (Vice Chairman, General Counsel                                          230,000
            and Secretary)

         Kerry A. Sebree
            (Executive Vice President and                                            340,000
            Chief Operating Officer)

         Victor L. Horne
            Vice President                                                           160,000

(1) Includes annualized salary (plus auto allowance) for 1998, although the Named Executive Officer did not assume his present position with the Company until August 17, 1998, following the Special Meeting of Shareholders.

OPTION GRANTS/EXERCISES IN LAST FISCAL YEAR

         The Company has not granted any options under its 1998 Stock Option
Plan.

EXECUTIVE COMPENSATION AGREEMENTS

         At this time, the officers of the Company serve at the pleasure of the Company's Board of Directors, although the Compensation Committee is currently considering the implementation of employment agreements for several of the Company's officers.

                              CERTAIN TRANSACTIONS

         As disclosed in the Form 8-K filed by the Company on September 2, 1998, Marc A. Sparks and F. Jeffrey Nelson were shareholders of International Fidelity Holding Corporation, which was purchased by the Company for 19,777,000 shares of Common Stock on August 17, 1998, the date on which the purchase was approved at a Special Meeting of Shareholders.

         As disclosed in the Form 8-K filed by the Company on October 15, 1998, Marc A. Sparks and F. Jeffrey Nelson were former shareholders of U.S. Fidelity Holding Corp., the assets and subsidiaries of which were purchased by the Company for 3,975,000 shares of Common Stock on September 30, 1998.

         The Company leases its 30,000 square foot facility in Dallas, Texas from 4635 Partners Ltd., an affiliate of Marc A. Sparks and F. Jeffrey Nelson, for approximately $250,000 per year.

                                 PROPOSAL NO. 2

                             RATIFICATION OF AUDITOR

         The firm of Karlins Arnold & Corbitt, P.C. of The Woodlands, Texas, examined the financial statements of the Company for the year ended December 31, 1998. The following resolution will be presented at the meeting to ratify the appointment by the Audit Committee of the firm of Karlins Arnold & Corbitt, P.C., as independent public accountants, to examine the financial statements of the Company for the current year ending December 31, 1999, and to perform other related accounting services.

         RESOLVED: That the appointment by the Audit Committee of the Board of Directors of Karlins Arnold & Corbitt, P.C. as independent public accountants of the Company for the current year ending December 31, 1999, is hereby ratified, approved and confirmed.

         The Company has been advised by Karlins Arnold & Corbitt, P.C. that no member of the firm has any financial interest, either direct or indirect, in the Company, or has any connection with the Company in any capacity other than that of public accountants. A member of Karlins Arnold & Corbitt, P.C. will be present at the meeting to answer questions by shareholders and will have the opportunity to make a statement if he or she so desires.

         If the shareholders do not ratify the appointment of Karlins Arnold & Corbitt, P.C., the selection of independent public accountants will be reconsidered by the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS RESOLUTION.

         The affirmative vote of the holders of a majority of the shares represented at the meeting is required for adoption of this resolution.

                                  OTHER MATTERS

         The Board of Directors does not know, as of the date of mailing of this Proxy Statement, of any other business to be brought before the Annual Meeting. The enclosed proxy card authorizes the voting of shares represented by the proxy on all other matters that may properly come before the meeting, and any adjournment or adjournments thereof. If any such other matters should come before the meeting, it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.

                                  By order of the Board of Directors


                                  /s/ JAMES G. LEACH

                                  James G. Leach
                                  Corporate Secretary

April 26, 1999

                                                                           PROXY

                         UNISTAR FINANCIAL SERVICE CORP.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Marc A. Sparks and F. Jeffrey Nelson as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Unistar Financial Service Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Friday, June 18, 1999, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon the matters noted below:

1.       Election of the Board's nominees for Directors.

         Nominees: Marc A. Sparks, F. Jeffrey Nelson, Morris Belzberg, Brent Brown, Alex J. Campos, Leonard Feldman, Patrick Rastiello, James G. Leach and Kerry Sebree.


         [ ] FOR all nominees listed above            [ ] WITHHOLD AUTHORITY
             (except as marked to the contrary below)          vote for all nominees listed below

INSTRUCTION: To withhold authority to vote for any individual nominee listed above, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------



2. Ratification of the appointment of Karlins Arnold & Corbitt, P.C. as the Company's independent auditors for 1999.

         [ ]  FOR           [ ]   AGAINST         [ ]    ABSTAIN



3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.


This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE ABOVE PROVISIONS.







                     < SEE REVERSE SIDE FOR SIGNATURE LINE >

          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

Please sign exactly as name appears below and mail proxy to:

                         Unistar Financial Service Corp.
                         c/o Marc A. Sparks, Chairman and CEO
                         4635 McEwen Road
                         Dallas, Texas 75244

When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                                   --------------------------------------------
                                                   Print Name


                                   --------------------------------------------
                                                   Signature


                                   --------------------------------------------
                                            Signature if held jointly


                                        Dated:                      , 1999
                                              ----------------------

                                   [ ] Please check this box if you are planning
                                       to attend the 1999 Annual Meeting of
                                       Shareholders in person.